MERCER FUNDS

SUPPLEMENT
TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2024, AS SUPPLEMENTED

Mercer Opportunistic Fixed Income Fund
(the “Fund”)

The date of this Supplement is April 15, 2025.

The following changes are made in the Statement of Additional Information of Mercer Funds (the “SAI”):

The Board of Trustees of Mercer Funds has approved the appointment of Ares Capital Management II LLC (“Ares”), Crescent Capital Group LP (“Crescent”), Pacific Investment Management Company LLC (“PIMCO”), Polen Capital Credit, LLC (“Polen”) and Wellington Management Company LLP (“Wellington”) as subadvisers to Mercer Opportunistic Fixed Income Fund (the “Fund”). Ares, Crescent and Polen are being appointed to replace BlackRock International Limited (“BlackRock”) and Colchester Global Investors Limited (“Colchester”). PIMCO and Wellington are being appointed to replace Loomis, Sayles & Company, L.P. (“Loomis Sayles”), Western Asset Management Company, LLC (“WAMCO”) and Western Asset Management Company Limited (“WAMCL” and together with WAMCO, “Western”). Effective as of the dates noted below, the SAI is amended as described below to reflect such subadviser changes.

1. Effective April 15, 2025, all references to BlackRock and Colchester are deleted in their entirety from the SAI.

2. Effective April 29, 2025, all references to Loomis Sayles and Western are deleted in their entirety from the SAI.

3. Effective April 15, 2025, in the section of the SAI on page 10 titled “All Funds”, the paragraphs entitled “Investment Company Securities” are deleted and replaced in their entirety with the following:

Investment Company Securities

Securities of other investment companies, including business development companies (“BDCs”), may be acquired by a Fund to the extent that such purchases are consistent with the Fund’s investment objective and restrictions and are permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. The 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. Certain exceptions to these limitations may apply. As a shareholder of another

1

investment company, a Fund would bear, along with the investment company’s other shareholders, the Fund’s pro rata portion of the investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses that the Fund would bear in connection with its own operations.

Additionally, investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund.

4. Effective April 29, 2025, in the section of the SAI on page 25 titled “All Funds”, the following paragraphs are added to the sub-section entitled “Other Mortgage-Backed Securities”:

Another type of mortgage-related security, known as government-sponsored entity (“GSE”) credit risk transfer securities (“CRTs”), transfers a portion of the risk of borrower defaults from the issuing GSE to investors through the issuance of a bond whose return of principal is linked to the performance of a selected pool of mortgages. CRTs are issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. Typically, CRTs are issued at par and have stated final maturities. CRTs are structured so that: (i) interest is paid directly by the issuing GSE and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans acquired by the GSE.

The risks associated with an investment in CRTs differ from the risks associated with an investment in mortgage-backed securities issued by GSEs because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor. As a result, in the event that a GSE fails to pay principal or interest on a CRT or goes through bankruptcy, insolvency or similar proceeding, holders of such CRT have no direct recourse to the underlying mortgage loans.

5. Effective April 29, 2025, in the section of the SAI on page 2 titled “All Funds”, the following paragraphs are added:

Obligations of Supranational Entities

A Fund may invest in the obligations of supranational entities, which include securities designated or supported by governmental entities to promote economic reconstruction or development of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

2

6. Effective April 15, 2025, in the section titled “Investment Advisory, Principal Underwriting, and Other Service Arrangements – Subadvisers, Sub-Subadvisers and Portfolio Managers” beginning on page 38 of the SAI, the following information relating to Ares, Crescent and Polen as subadvisers to the Fund is added:

Ares Capital Management II LLC (“Ares”), with a principal office located at 1800 Avenue of the Stars, Suite 1400, Los Angeles, CA 90067, serves as a subadviser to the Fund. Ares is registered as an investment adviser under the Advisers Act. Ares is currently organized as a limited liability company and is wholly owned by Ares Management Corporation.

Crescent Capital Group LP (“Crescent”), with a principal office located at 11100 Santa Monica Blvd, Suite 2000, Los Angeles, CA 90025, serves as a subadviser to the Fund. Crescent is registered as an investment adviser under the Advisers Act. Crescent is currently organized as a limited partnership organized under the laws of the State of Delaware. Crescent is a majority-owned subsidiary of SLC Management, the institutional alternatives and traditional asset management business of Sun Life Financial Inc. (“Sun Life”). Sun Life, a publicly traded Canadian financial services company, acquired a 51% interest in Crescent in January 2021, with a put/call option for the remaining 49% stake expected to be exercised in 2026. As of December 31, 2024, Crescent employees collectively own the remaining 49% of the firm.

Polen Capital Credit, LLC (“Polen”), with a principal office located at 1075 Main Street, Suite 320, Waltham, MA 02451, serves as a subadviser to the Fund. Polen is registered as an investment adviser under the Advisers Act. Polen is a wholly-owned subsidiary of Polen Capital Management, LLC (“Polen Capital”), which is an independently controlled, employee-managed firm structured as a limited liability company. The current ownership structure is 72% employees (via Polen Capital Holdings LP), 20% iM Global Partner (passive interest) and 8% Polen Family Holdings (passive interest). Polen Capital employees control 100% of the firm.

7. Effective April 29, 2025, in the section titled “Investment Advisory, Principal Underwriting, and Other Service Arrangements – Subadvisers, Sub-Subadvisers and Portfolio Managers” beginning on page 38 of the SAI, the following information relating to PIMCO and Wellington as subadvisers to the Fund is added:

Pacific Investment Management Company LLC (“PIMCO”), with a principal office located at 650 Newport Center Drive, Newport Beach, California 92660, serves as a subadviser to the Fund. PIMCO was founded in Newport Beach, California in 1971. PIMCO is a majority owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) with a minority interest held by Allianz Asset Management U.S. Holding II LLC, each, a Delaware limited liability company, and by certain current and former officers of PIMCO. Allianz Asset Management was organized as a limited liability company under Delaware law in 2000. Allianz Asset Management of America LP merged with Allianz Asset Management, with the latter being the surviving entity, effective

3

January 1, 2023. Following the merger, Allianz Asset Management is PIMCO LLC’s managing member and direct parent entity. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company. The management and operational oversight of Allianz Asset Management is carried out by its Management Board, the sole member of which is currently Tucker J. Fitzpatrick.

Wellington Management Company LLP (“Wellington”), a Delaware limited liability partnership with a principal office located at 280 Congress Street, Boston, Massachusetts 02210, serves as a subadviser to the Fund. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2024, Wellington and its investment advisory affiliates had investment management authority with respect to approximately $1.24 trillion in assets.

8. Effective April 15, 2025, in Appendix B of the SAI titled “Proxy Voting Policies,” the following Proxy Policies for Ares, Crescent and Polen are added:

Ares Capital Management II LLC

Ares Proxy Voting Guidelines

Ares Management LLC and its related investment advisers (“Ares” or the “Firm”) recognize that proxy voting is an important right of shareholders and that reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Accordingly, Ares has adopted the following Proxy Voting Policies and Guidelines for the purpose of complying with applicable regulations and to provide transparency into Ares’ approach to voting proxies.

Where Ares has been granted discretion by a Client to exercise by proxy the voting rights of securities beneficially owned by such Client, Ares will exercise all voting rights delegated to it by the Client with respect to Client Securities, except as provided in this policy.

Client refers to Ares’ advisory clients, which are comprised of various pooled investment vehicles, including public and private investment funds, single investor funds, co-investment vehicles, joint ventures, CLOs, CDOs and other structured investment vehicles, special purpose vehicles, alternative investment vehicles, feeder vehicles (collectively, “Funds”), and other separately managed accounts and institutional clients.

Investor refers to any current, prospective or former investor in a Client and any representatives of the same.

4

Client Securities refers to securities beneficially owned by a Client.

Ares will vote proxies so as to maximize the economic value of the Client Securities and otherwise serve the best interests of each Client. In determining how to vote, the appropriate investment professionals of Ares will consider the interests of each Client and its Investors as well as any potential conflicts of interest. In general, Ares will vote proxies in accordance with the guidelines set out below, which are designed to maximize the value of Client Securities (the “Guidelines”), unless any of the following is true:

•	Ares’ agreement with the Client requires it to vote proxies in a certain way

•	Ares has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote

•	the subject matter of the vote is not covered by the Guidelines

•	a material conflict of interest is present

•	Ares finds it necessary to vote contrary to the Guidelines to maximize Investor value or the best interests of the Client

Upon receipt of any materials related to the voting of proxies on behalf of a Client, all such materials should be provided to the Ares Operations Team.

Ares will generally use the following guidelines in determining how to vote shareholder proxies:

•	Elections of Directors – In general, Ares will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the board of directors of an issuer of Client Securities (an “Issuer”) or Ares determines that there are other compelling reasons for withholding the Client’s vote, it will determine the appropriate vote on the matter. Among other reasons, Ares may withhold votes for directors when:

-	Ares believes a direct conflict of interest exists between the interests of a director and the shareholders

-	Ares concludes that the actions of a director are unlawful, unethical, or negligent

-	Ares believes a director is entrenched or dealing inadequately with performance problems or is acting with insufficient independence between the board and management

-	Ares believes that, with respect to directors of an Issuer, there is insufficient information about the nominees disclosed in the proxy statement

•	Appointment of Auditors – As Ares will generally rely on the judgement of an Issuer’s audit committee in selecting the independent auditors who will provide the best services to the Issuer. Ares will generally support management’s recommendation in this regard; however, Ares believes that independence of auditors is paramount to the protection of shareholders and will vote against auditors whose independence appears to be impaired.
5

•	Changes in Governance Structure – Changes in the charter or bylaws of an Issuer may be required by state or federal regulation. In general, Ares will cast a Client’s votes in accordance with management’s recommendation on such proposals; however, Ares will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

•	Corporate Restructurings and Reorganizations – Ares believes that proxy votes dealing with corporate restructurings and reorganizations, including mergers and acquisitions, are an extension of the investment decision. Ares will analyze such proposals on a case-by-case basis and vote in accordance with its view of each Client’s interests.

•	Proposals Affecting Shareholder Rights – Ares will generally cast a Client’s votes in favor of proposals that give shareholders a greater voice in the affairs of an Issuer and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, Ares will balance the financial impact of the proposal against any impairment of shareholder rights as well as of the Client’s investment in the Issuer.

•	Corporate Governance – As Ares recognizes the importance of good corporate governance, Ares will generally favor proposals that promote transparency and accountability within an Issuer.

•	Anti-Takeover Measures – Ares will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the effect such measure is likely to have on shareholder value.

•	Stock Splits – Ares will generally vote with management on stock split matters.

•	Limited Liability of Directors – Ares will generally vote with management on matters that could adversely affect the limited liability of directors.

•	Social and Corporate Responsibility – Ares will review proposals related to social, political, and environmental issues to determine whether they may adversely affect shareholder value. Ares may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

•	Executive and Directors Compensation – Ares will evaluate, on a case-by-case basis, any proposals regarding stock option and compensation plans. Ares will generally vote against any proposed plans that Ares believes may result in excessive transfer of shareholder value.

Ares will typically not delegate its voting authority to any third party, although it may retain an outside service to provide voting recommendations and to assist in casting and analyzing votes. Ares will, in most instances, vote proxies consistently across all Clients holding the same Client Securities. Because Ares will make voting determinations based on the interests of each individual Client, there may be circumstances when Ares will vote differently on behalf of different Clients with respect to the same proposal.

Disclosure

6

Ares will inform each Client of these Proxy Voting Policies and Guidelines and any material changes made to this Proxy Voting Policy. Upon request Ares will promptly provide to a Client a copy of the current Proxy Voting Policy and Guidelines. Clients may obtain information about how Ares voted proxies on behalf of such Client upon request.

Conflicts of Interest

If Ares determines that a potential conflict of interest exists, Ares may choose to resolve the conflict by following the recommendation of a disinterested third party, by seeking the direction of each affected Client or, in extreme cases, by abstaining from voting.

Some examples of potential conflicts of interest include:

•	Ares provides investment advice to an officer or director of an issuer and Ares receives a proxy solicitation from that issuer, or a competitor of that issuer

•	an issuer or some other third party offers Ares or an employee, officer or director of Ares compensation in exchange for voting a proxy in a particular way

•	an employee, officer or director of Ares or a member of an such person’s household has a personal or business relationship with an issuer

•	an employee, officer or director of Ares has a beneficial interest contrary to the position held by Ares on behalf of a Client

•	Ares holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios

•	any other circumstance where Ares’ duty to service its Clients’ interest could be compromised

Recordkeeping

Ares will retain the following records pertaining to these Proxy Voting Policies and Procedures in accordance with Rule 204-2 under the Investment Advisers Act of 1940:

•	Proxy Voting Policies and Procedures

•	all proxy statements received (or Ares may rely on proxy statements filed on the EDGAR system of the SEC)

•	records of votes cast

•	records of requests for proxy voting information by Clients and a copy of any written response by Ares to any Client request on how Ares voted proxies on behalf of the requesting Client

•	any specific documents prepared or received in connection with a decision on a proxy vote

If Ares uses an outside service, it may rely on such service to maintain copies of proxy statements and records, so long as the service will provide a copy of such documents promptly upon request.

7

Crescent Capital Group LP

Proxy Voting Policy Summary

Proxy Voting Policy and Procedures

Crescent Capital Group (“Crescent”) has established policies and procedures designed to ensure that proxy voting and related rights are exercised in the best interests of its clients. Crescent primarily invests in fixed-income assets, which typically do not issue proxies. However, Crescent may, from time to time, receive proxy materials related to equity securities held in client accounts.

Crescent considers proxies to be assets of its clients and exercises voting authority with diligence, care, and loyalty. The firm generally seeks to vote proxies in a manner that maximizes the economic value of client investments. Where a client provides specific proxy voting instructions, Crescent will vote in accordance with such directives.

Proxy Voting Process

•	Crescent ensures that proxy materials are received and properly logged.
•	Proxy voting information is provided to the appropriate investment personnel, including portfolio managers and research analysts, for review.
•	Crescent’s investment personnel make voting decisions based on the best interests of clients.
•	Crescent submits proxy votes in a timely manner and maintains records of voting decisions.

Fixed-Income Securities

Crescent’s proxy voting policy also applies to voting and/or consent rights associated with fixed-income securities, such as plans of reorganization, waivers, and indenture amendments. However, this policy does not cover consent rights primarily related to investment decisions, including tender offers, exchanges, or redemptions.

Conflicts of Interest

Crescent has implemented procedures to address potential conflicts of interest that may arise in connection with proxy voting. If a material conflict is identified, the Proxy Voting Committee—comprised of senior compliance and investment personnel—reviews the matter and determines an appropriate course of action. If necessary, Crescent may engage an independent third-party proxy voting service to provide guidance on how to vote affected proxies.

Recordkeeping and Compliance

In accordance with Rule 204-2 of the Advisers Act, Crescent maintains books and records related to proxy voting, including:

•	Proxy statements received;
•	Records of votes cast;
•	Documentation supporting voting decisions; and
•	Client requests regarding proxy voting, along with Crescent’s responses.

Clients may request information on how Crescent has voted proxies related to their investments. Crescent does not disclose voting decisions to third parties without a legitimate need to know.

8

Abstention and Non-Voting Circumstances

Crescent may abstain from voting proxies where it determines that doing so is in the best interests of its clients. This may include situations where:

•	The costs of voting outweigh the expected benefits;
•	Proxy voting would result in securities being subject to “share blocking” restrictions; or
•	Securities have been lent out and cannot be recalled in time for the vote.

Class Actions and Legal Proceedings

Crescent generally does not participate in class action settlements on behalf of clients but may notify clients or their custodians of relevant legal actions as appropriate.

For additional information regarding Crescent’s proxy voting policies, clients may contact Crescent’s Compliance Group.

Polen Capital Credit, LLC

Proxy Voting Policy Summary

In accordance with Rule 206(4)-6 promulgated by the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended, Polen has adopted and implemented certain Proxy Voting Policies and Procedures (the “Policies”) that Polen believes are reasonably designed to ensure that proxies are voted in the best interests of its clients, including the Fund. Accordingly, Polen votes proxies based on its judgment as to what voting decision is most likely to maximize total return to the client as an investor in the issuer whose securities are being voted, including, where applicable, returns to the client on positions held in non-voting securities of that issuer or securities of other issuers that may be materially affected by the outcome of the vote. Furthermore, the Policies are intended to support good corporate governance, including those corporate practices that address environmental and social issues, in all cases with the objective of protecting shareholder interests and maximizing shareholder value. Polen believes that it is not appropriate, in most cases, to vote proxies with respect to the securities of such issuers in accordance with fixed, predetermined guidelines. Accordingly, the Subadviser generally reviews and makes a voting decision on each matter presented in such proxy on an individual, case-by-case basis.

With that noted, due to the fixed income-oriented nature of Polen’s investment strategy, proxy voting is not a primary focus of its investment process with a very limited number of proxy votes (if any) anticipated to be cast on an annual basis.

9. Effective April 29, 2025, in Appendix B of the SAI titled “Proxy Voting Policies,” the following Proxy Policies for PIMCO and Wellington are added:

Pacific Investment Management Company LLC

Global Proxy Voting Policy Summary

Policy Statement: PIMCO adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. The Proxy Policy applies to any voting or consent

9

rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies1, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”)3 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP.

PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents4 at the discretion of the issuer/ custodian.

When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.

When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the

1Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas 2nd Floor, New York NY 10036.

4Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

10

“Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP’s engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s capacity and competency to provide proxy voting research and recommendations5 and the ISP’s compliance program.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

Wellington Management Company LLP

Global Proxy Policy and Procedures

INTRODUCTION

Wellington Management has adopted and implemented policies and procedures it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for which it exercises proxy-voting discretion.

The purpose of this document is to outline Wellington Management’s approach to executing proxy voting.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are contained in a separate document, set forth broad guidelines and positions on common issues that Wellington Management uses for voting proxies. The Guidelines set out our general expectations on how we vote rather than rigid rules that we apply without consideration of the particular facts and circumstances.

STATEMENT OF POLICY

Wellington Management:

5This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

11

1) Votes client proxies for clients that have affirmatively delegated proxy voting authority, in writing, unless we have arranged in advance with a particular client to limit the circumstances in which the client would exercise voting authority, or we determine that it is in the best interest of one or more clients to refrain from voting a given proxy.

2) Seeks to vote proxies in the best financial interests of the clients for which we are voting.

3) Identifies and resolves all material proxy-related conflicts of interest between the firm and our clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

The Proxy Voting Team monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. The Proxy Voting Team also acts as a resource for portfolio managers and investment research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of the Proxy Voting Team. The Investment Stewardship Committee a senior, cross-functional group of experienced professionals, is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, and identification and resolution of conflicts of interest. The Investment Stewardship Committee reviews the Guidelines as well as the Global Proxy Policy and Procedures annually.

PROCEDURES

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent for research and to manage the administrative aspects of proxy voting. We view third-party research as an input to our process. Wellington Management complements the research provided by its primary voting agent with research from other firms.

Our primary voting agent processes proxies for client accounts and maintains records of proxies voted. For certain routine issues, as detailed below, votes may be instructed according to standing instructions given to our primary voting agent, which are based on the Guidelines.

We manually review instances where our primary voting agent discloses a material conflict of interest of its own, potentially impacting its research outputs. We perform oversight of our primary voting agent, which involves regular service calls and an annual due diligence exercise, as well as regular touchpoints in the normal course of business.

Receipt of Proxy

If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting materials to Wellington Management or its designated voting agent in a timely manner.

Reconciliation

Proxies for public equity securities received by electronic means are matched to the securities eligible to be voted, and a reminder is sent to custodians/trustees that have not forwarded the

12

proxies due. This reconciliation is performed at the ballot level. Although proxies received for private equity securities, as well as those received in non-electronic format for any securities, are voted as received, Wellington Management is not able to reconcile these ballots and does not notify custodians of non-receipt; Wellington Management is only able to reconcile ballots where clients have consented to providing holdings information with its provider for this purpose.

Proxy Voting Process

Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s activities with regards to proxy voting practices.

Routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such vote sources including internal research notes, third-party voting research and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.

Material Conflict of Interest Identification and Resolution Processes

Further detail on our management of conflicts of interest can be found in our Stewardship Conflicts of Interest Policy, available on our website.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

Clients may elect to participate in securities lending Such lending may impact their ability to have their shares voted. Under certain circumstances, and where practical considerations allow, Wellington Management may determine that the anticipated value of voting could outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies. We do not borrow shares for the sole purpose of exercising voting rights.

Share Blocking and Re-Registration

13

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote; the proxy materials are not delivered in a timely fashion; or, in Wellington Management’s judgment, the costs of voting exceed the expected benefits to clients (included but not limited to instances such as when powers of attorney or consularization or the disclosure of client confidential information are required).

ADDITIONAL INFORMATION

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses voting decisions through its website, including the rationale for votes against management.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, as well as the Voting Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.

10. Effective April 15, 2025, the following information relating to Ares, Crescent and Polen is added to Appendix C of the SAI titled “Additional Information About the Funds’ Portfolio Managers,” beginning on page C-45 under the subheading titled “Mercer Opportunistic Fixed Income Fund”. In addition, effective April 15, 2025, the information related to Ninety One North America, Inc. as a subadviser to the Fund included in this section is deleted and replaced with the following information.

Ares Capital Management II LLC (“Ares”)

The allocated portion of the Fund’s portfolio managed by Ares is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Ares’ allocated portion of the Fund’s portfolio are Charles Arduini, Seth Brufsky and Samantha Milner.

Compensation. Compensation is determined by Ares’ executive leadership, with recommendations made by the head of each applicable business unit. Compensation may include a variety of components and may vary from year to year based on a number of factors. Generally, Portfolio Managers receive a base salary and are eligible for a discretionary year-end bonus based on performance, a portion of which may be paid in the form of shares of Class A Common Stock of Ares’ publicly traded parent company.

Base Compensation.

Generally, when the Portfolio Managers receive base compensation from Ares it is based on their individual seniority and their position within the firm.

14

Discretionary Compensation.

In addition to base compensation, the Portfolio Managers may receive discretionary year-end bonus compensation from Ares or its ultimate parent company. Subject to a minimum compensation threshold, a portion of year-end bonus may be paid in the form of shares of Class A Common Stock of Ares’ publicly traded parent company, which vests over time. Discretionary compensation may be based on individual seniority and contribution, and, if applicable, may include direct carried interest and/or profit participations with respect to funds in which the Portfolio Managers are involved and may also include similar incentive awards relating to the funds in the firm’s other investment groups.

Ownership of Fund Shares. As of December 31, 2024, Mr. Arduini, Mr. Brufsky and Ms. Milner did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers

In addition to the Fund, Mr. Arduini manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	1	$659	-	-
Other Pooled Investment Vehicles*	2	$2,125	1	$210
Other Accounts*	7	$1,887	5	$1,500

*As of December 31, 2024

In addition to the Fund, Mr. Brufsky manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	3	$2,248	-	-
Other Pooled Investment Vehicles*	2	$1,917	-	-
Other Accounts*	12	$5,198	3	$1,175

*As of December 31, 2024

In addition to the Fund, Ms. Milner manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	3	$1,950	-	-
Other Pooled Investment Vehicles*	2	$2,394	-	-
Other Accounts*	21	$6,614	6	$2,123

*As of December 31, 2024

Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

15

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, Ares and its affiliates provide investment advisory and administration services both to the Ares’ allocated portion of the Fund and other Ares sub-advised and advised funds, which include other funds, as well as client accounts, proprietary accounts and any other investment vehicles that Ares and its affiliates may establish from time to time, managed by Ares and its affiliates in which the Fund will not have an interest. The investment program of the Ares’ allocated portion of the Fund and other Ares sub-advised and advised funds may or may not be substantially similar. The Portfolio Managers, Ares and its affiliates may give advice and recommend securities to the other Ares funds that may differ from advice given to, or securities recommended or bought for, the Ares’ allocated portion of the Fund, even though their investment objectives may be the same or similar to those of the Ares’ allocated portion of the Fund.

The results of the portfolio’s investment activities may differ significantly from the results achieved by other Ares funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Ares’ allocated portion of the Fund. Moreover, it is possible that the portfolio will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Ares affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Ares’ allocated portion of the Fund in certain markets.

Ares will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, Ares and its affiliates in managing other Ares funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the Ares’ allocated portion of the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Ares’ allocated portion of the Fund and other Ares funds. To mitigate potential conflicts of interest, allocations of investment opportunities among the Ares’ allocated portion of the Fund and the other Ares funds are determined in accordance with Ares’ allocation policy and consistent with its fiduciary duties and corresponding investment mandates. It is Ares’ policy that all investment opportunities will, to the extent practicable, be allocated among the Ares allocated portion of the Fund and the other Ares funds on a basis that over a period of time is fair and equitable to the Ares’ allocated portion of the Fund and the other Ares funds relative to each other, taking into account the terms of the relevant governing documents and the relevant facts and circumstances, including, but not limited to: (i) differences with respect to available capital, size of client, minimum investment amounts and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, such as objectives or strategies regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including size of the investment opportunity, minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; and (viii) prior or existing positions in a borrower/loan/security.

16

In the event investment opportunities are allocated among the Ares’ allocated portion of the Fund and the other Ares funds, the Ares allocated portion of the Fund may not be able to structure its investment portfolio in the manner desired. Although Ares endeavors to allocate investment opportunities in a manner that, over a period of time, is fair and equitable, it is possible that the Ares’ allocated portion of the Fund may not be given the opportunity to participate in certain investments made by the other Ares funds or portfolio managers affiliated with Ares. Furthermore, the Ares allocated portion of the Fund and the other Ares funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Ares allocated portion of the Fund and the other Ares funds. When this occurs, the various prices may be averaged, and the Ares allocated portion of the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Ares allocated portion of Fund. In addition, under certain circumstances, the Ares allocated portion of the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is likely that other Ares sub-advised and advised funds may make investments in the same or similar securities at different times and on different terms than the Ares allocated portion of the Fund. The Ares allocated portion of the Fund and the other Ares funds may make investments at different levels of a borrower’s capital structure or otherwise in different classes of a borrower’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Ares allocated portion of the Fund may benefit the other Ares funds.

Although the professional staff of Ares will devote as much time to the management of the Ares allocated portion of the Fund as Ares deems appropriate to perform its obligations, the professional staff of Ares may have conflicts in allocating time, services or resources among the Ares allocated portion of the Fund and Ares’ other investment vehicles and accounts. Ares and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Ares allocated portion of the Fund and/or may involve substantial time and resources of Ares and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of Ares and their officers and employees will not be devoted exclusively to the business of the Ares allocated portion of the Fund but will be allocated between the business of the Ares allocated portion of the Fund and the management of the monies of other clients of Ares.

By reason of the various activities of Ares and its affiliates, Ares and its affiliates may acquire material non-public information or other confidential information about a company while pursuing an investment opportunity or while monitoring an investment, which may give rise to a potential conflict of interest and restrict the ability of Ares to trade in the securities of such company. Such restriction would prohibit Ares from purchasing certain potential investments that otherwise might have been purchased or from selling certain investments that might otherwise have been sold at the time.

Ares has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Ares allocated portion of

17

the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that Ares believes such voting decisions to be in accordance with its fiduciary obligations.

Crescent Capital Group LP (“Crescent”)

The allocated portion of the Fund’s portfolio managed by Crescent is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Crescent’s allocated portion of the Fund’s portfolio are John Fekete and Ron Slusser.

Compensation. Crescent compensates its portfolio managers through a combination of fixed and variable compensation components designed to attract, retain, and motivate investment professionals while aligning their interests with those of the firm’s clients. Compensation may vary based on individual performance, firm profitability, and other factors.

Base Salary

Portfolio managers receive a fixed base salary, which is determined based on factors such as industry standards, role responsibilities, experience, and market conditions. This base salary provides stability while ensuring compensation remains competitive within the investment management industry.

Annual Incentive Compensation

Portfolio managers are eligible for discretionary annual bonuses based on multiple factors, including:

•	The investment performance of the accounts they manage, evaluated over one-, three- , and five-year periods against predetermined benchmarks.
•	The overall performance of Crescent, considering firm profitability and long-term strategic objectives.
•	Individual contributions to the firm, including research insights, risk management, and team leadership.

Performance is assessed based on risk-adjusted returns and adherence to client investment objectives, ensuring portfolio managers are incentivized to act in clients’ best interests rather than take undue risks.

Long-Term Incentive Compensation

Certain Crescent professionals participate in the firm’s long-term incentive program, which is designed to promote retention and align interests with the firm’s sustained success. This program may include:

•	Equity ownership in Crescent, providing a direct stake in the firm’s financial performance.
•	Deferred compensation arrangements that vest over multiple years to encourage long-term decision-making.
18

Other Benefits

In addition to base salary and performance-based incentives, Crescent provides its investment professionals with access to standard employee benefits, including retirement savings programs, health and wellness plans, and other firm-sponsored initiatives designed to support long-term career development.

Crescent’s compensation structure is designed to ensure that portfolio managers remain focused on generating consistent, long-term value for clients while maintaining alignment with the firm’s overall business strategy.

Ownership of Fund Shares. As of December 31, 2024, Messrs. Fekete and Slusser did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers

In addition to the Fund, Messrs. Fekete and Slusser manage:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	-	-	-	-
Other Pooled Investment Vehicles*	4	$1,240	1	$195
Other Accounts*	20	$2,843	-	-

*As of December 31, 2024

Potential Conflicts of Interest. Actual or potential conflicts of interest may arise in the management of multiple client accounts, including the Fund. These conflicts may include, but are not limited to:

•	The potential for Crescent and its portfolio managers to devote unequal time and attention to the management of different accounts.
•	The inability to allocate limited investment opportunities across multiple accounts in an equitable manner.
•	An incentive to allocate investment opportunities to an account in which Crescent or its portfolio managers have a greater financial interest, such as a performance fee account or an account with a higher fee-sharing arrangement.

In addition, conflicts of interest may arise when accounts managed by Crescent invest in different parts of the same issuer’s capital structure. For example, one account may hold a senior secured debt instrument of an issuer, while another account holds a junior debt obligation or equity interest in the same issuer. These situations create the potential for divergent interests with respect to investment decisions, restructurings, and other corporate events. Crescent has policies and procedures designed to mitigate such conflicts, but there can be no assurance that all conflicts will be identified or resolved in a manner that is favorable to all affected accounts.

Potential conflicts may also arise when Crescent employees engage in personal securities transactions involving securities that are also held or considered for client accounts, including the Fund. Crescent has adopted a Code of Ethics that includes personal trading policies to mitigate

19

this risk, such as pre-clearance requirements, reporting obligations, and restrictions on trading certain securities.

While Crescent has implemented policies and procedures designed to address these types of conflicts and operates in a manner that is fair and equitable to all clients, including the Fund, there is no guarantee that every conflict will be identified or resolved in a manner that eliminates all potential adverse effects.

Polen Capital Credit, LLC (“Polen”)

The allocated portion of the Fund’s portfolio managed by Polen is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Polen’s allocated portion of the Fund’s portfolio are David Breazzano, Benjamin Santonelli and John Sherman with Messrs. Sherman and Santonelli responsible for security selection and portfolio construction decisions.

Compensation. The compensation for each of Polen’s portfolio managers consists of (i) a base salary, (ii) a year-end bonus, and (iii) awards of equity (“Equity Interests”), including direct Equity Interests and/or phantom Equity Interests, which entitle each portfolio manager to an additional distribution based on the revenue and/or profits of Polen and/or its parent company. Polen’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility together with additional bonus awards designed to provide competitive levels of compensation relative to their peers in the financial services industry.

Ownership of Fund Shares. As of December 31, 2024, Messrs. Breazzano, Santonelli and Sherman did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers

In addition to the Fund, Mr. Breazzano manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies(1)*	6	$790	-	-
Other Pooled Investment Vehicles(2)*	4	$91	-	-
Other Accounts(3)*	20	$5,202	3	$856

*As of December 31, 2024

In addition to the Fund, Mr. Sherman manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies(1)*	7	$834	-	-
Other Pooled Investment Vehicles(2)*	4	$97	-	-
Other Accounts(3)*	23	$4,682	6	$1,392

*As of December 31, 2024

In addition to the Fund, Mr. Santonelli manages:

20

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies(1)*	7	$834	-	-
Other Pooled Investment Vehicles(2)*	4	$97	-	-
Other Accounts(3)*	23	$4,682	6	$1,392

*As of December 31, 2024

(1)	Represents Polen’s mutual fund portfolios (either advised or sub-advised) that are registered with the SEC. Two legacy sub-advised mutual fund portfolios that remain in wind-down as of December 31, 2024 and with de minimis assets under management have been excluded.
(2)	Represents Polen’s proprietary commingled vehicles (excluding any funds managed by Polen on behalf of a single investor or affiliated group of investors).
(3)	Represents Polen’s separately managed portfolios that are not advised or sub-advised for registered investment companies (as well as funds managed by Polen on behalf of a single investor or an affiliated group of investors). Legacy accounts presently in winddown and with insignificant assets under management have been excluded.

Potential Conflicts of Interest. Polen provides advisory services to other clients which invest in securities of the same type in which the Fund invests. Polen is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. Moreover, Polen attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices. Other potential conflicts of interest relate to the valuation of less liquid securities, trade execution, and personal trading. In order to mitigate each of these potential conflicts of interest, Polen has adopted compliance policies and procedures (including, without limitation, a Code of Ethics).

Ninety One North America, Inc. (“Ninety One”)

The allocated portion of the Fund’s portfolio managed by Ninety One is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Ninety One’s allocated portion of the Fund’s portfolio are Antoon de Klerk and Grant Webster.

Compensation. The remuneration structure for investment professionals typically consists of:

•	Fixed pay and pension contributions (where applicable);
•	Discretionary variable compensation (which may comprise both cash and deferred elements); and
•	Other local employee benefits.

Fixed remuneration is reviewed annually and is designed to reflect the relative skills and experience of, and contribution made, by each employee. Ninety One always seeks to recruit the best investment professionals available and remunerate them accordingly.

The primary determinant of the variable compensation pool available for distribution is Ninety One’s own annual profit. Given Ninety One’s business is oriented towards meeting the long-term objectives of Ninety One’s clients, there are not significant fluctuations in profit levels (and therefore bonus pools) year on year. All investment professionals are currently eligible to be

21

considered for a cash bonus payment under the scheme. Any payments made under the scheme are at the discretion of Ninety One and based on a number of qualitative and quantitative factors including multi-year performance and non-financial metrics such as compliance and risk awareness. Participation in the deferred bonus scheme is determined on an annual basis at our discretion based on the roles of individual employees. The purpose of the deferred bonus scheme is to retain key employees, provide better alignment of the interests with both clients and Ninety One, and to manage potential, currently unknown, future risks.

The deferred bonus awards are made in the form of a combination of investments into:

•	Investment funds managed by Ninety One, with specific allocations (normally 50%) for portfolio managers and analysts into the funds for which they are responsible; and
•	Listed shares in Ninety One (normally allocations of at least 25%).

The deferral period is just over 3 years and awards are only paid out under specific conditions. Employees forfeit their allocations if they resign or their employment terminates prior to the vesting date unless discretion is otherwise exercised by Ninety One. Any sums deferred would be subject to forfeiture in the event of serious compliance or risk breach, or termination for gross misconduct prior to the end of the deferral period.

Ownership of Fund Shares. As of December 31, 2024, Messrs. de Klerk and Webster did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers

In addition to the Fund, Mr. de Klerk manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	2	$607	-	-
Other Pooled Investment Vehicles*	8	$4,914	-	-
Other Accounts*	7	$2,024	-	-

*As of June 30, 2024. The portfolio managed by Ninety One is managed on a team basis.

In addition to the Fund, Mr. Webster manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies(1)*	0	$70	-	-
Other Pooled Investment Vehicles(2)*	5	$1,276	-	-
Other Accounts(3)*	9	$1,429	-	-

*As of December 31, 2024. The portfolio managed by Ninety One is managed on a team basis.

Potential Conflicts of Interest. Ninety One performs investment management and investment advisory services for various clients, including the Fund, many of whom may have differing investment objectives, guidelines, and restrictions. As a result, Ninety One may give advice and take action in the performance of its duties for the Fund that may differ from the advice given, or the timing or nature of action taken, with respect to other clients.

22

It is also possible that in the course of business, investments for the Fund will overlap with investments for other clients of Ninety One and create a possible conflict of interest in connection with an investment opportunity that may be suitable for multiple accounts, but not available in sufficient quantities for the Fund to participate fully. Because Ninety One provides services to a number of different clients, potential conflicts of interest may also arise related to the amount of time an individual devotes to managing the Fund. Ninety One may also have an incentive to favor some accounts in the allocation of investment opportunities or otherwise treat preferentially those accounts that pay Ninety One a performance-related fee, or a higher fee level or greater fees overall.

To address such conflicts, Ninety One has established a variety of policies and procedures whose goals are to facilitate the fair allocation of investment opportunities. At all times, Ninety One seeks to treat all of its clients in a fair and equitable manner and will act in a manner that Ninety One believes to be in the best interests of clients. Ninety One seeks to ensure that potential or actual conflicts of interest are appropriately resolved, taking into consideration the overriding best interests of its clients. Each of Messrs. de Klerk and Webster manage multiple accounts for Ninety One, including the Fund. In addition, Messrs. Webster and de Klerk serve as portfolio managers of certain private investment funds and client accounts that are managed by affiliates of Ninety One. As such, neither Messrs. de Klerk or Webster will devote his full business time to the Fund, but will devote such time as he, in his sole discretion, deems necessary to carry out his role effectively. Messrs. de Klerk or Webster will make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that he believes is applicable to such accounts.

Messrs. de Klerk and Webster may on occasion give advice or take action with respect to certain accounts that differs from the advice given or action taken with respect to the Fund (especially where the investment policies differ). Thus, it is possible that the transactions and portfolio strategies Messrs. Webster and de Klerk may use for various accounts may conflict and affect the prices and availability of the securities and other financial instruments in which the Fund invests. In circumstances where conflicts occur, Ninety One seeks to implement policies to minimize such conflicts and ensure that decisions are made that are fair and equitable to all the accounts involved, in light of the circumstances prevailing at the time and its applicable fiduciary duties.

Potential conflicts of interest may also arise in connection with the knowledge by an employee of either Ninety One and/or an affiliate of Ninety One about the timing of transactions, investment opportunities, broker selection, portfolio holdings and investments. Such employees who have access to the size and timing of transactions may have information concerning the market impact of transactions. Such employees may be in a position to use this information to their possible advantage or to the possible detriment of a client. Ninety One manages these potential conflicts involving employee personal trades by requiring that any personal trade be made in compliance with the Ninety One’s code of ethics.

11. Effective April 29, 2025, the following information relating to PIMCO and Wellington is added to Appendix C of the SAI titled “Additional Information About the Funds’ Portfolio Managers,” beginning on page C-45 under the subheading titled “Mercer Opportunistic Fixed Income Fund”.

Pacific Investment Management Company LLC (“PIMCO”)

23

The allocated portion of the Fund’s portfolio managed by PIMCO is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of PIMCO’s allocated portion of the Fund’s portfolio are Sonali Pier, Alfred Murata, Jason Duko and Charles Watford.

Compensation. PIMCO’s and its affiliates’ approach to compensation seeks to provide professionals with a compensation process that is driven by values of collaboration, openness, responsibility and excellence.

Generally, compensation packages consist of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for clients, among other factors. A portfolio manager’s compensation is not based solely on the performance of the Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Variable Compensation – In addition to a base salary, portfolio managers have a variable component of their compensation, which is based on a combination of individual and company performance and includes both qualitative and quantitative factors. The following non-exhaustive list of qualitative and quantitative factors is considered when determining total compensation for portfolio managers:

•	performance measured over a variety of longer- and shorter-term periods, including 5- year, 4-year, 3-year, 2- year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund(s)) and relative to applicable industry peer groups; and
•	amount and nature of assets managed by the portfolio manager.

The variable compensation component of an employee’s compensation may include a deferred component. The deferred portion will generally be subject to vesting and may appreciate or depreciate based on the performance of PIMCO and/or its affiliates. PIMCO’s Long-Term Incentive Plan provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. Additionally, PIMCO’s Carried Interest Plan provides eligible participants (i.e. those who provide services to PIMCO’s alternative funds) a percentage of the carried interest otherwise payable to PIMCO if the applicable performance measurements described in the alternative fund’s partnership agreements are achieved.

Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

24

Ownership of Fund Shares. As of December 31, 2024, Ms. Pier and Messrs. Murata, Duko and Watford did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers

In addition to the Fund, Ms. Pier manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	10	$11,063	-	-
Other Pooled Investment Vehicles*	23	$19,123	1	$4,019
Other Accounts*	31	$71,191	1	$304

*As of December 31, 2024

In addition to the Fund, Mr. Murata manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	25	$232,579	-	-
Other Pooled Investment Vehicles*	22	$57,347	7	$14,974
Other Accounts*	5	$2,414	-	-

*As of December 31, 2024

In addition to the Fund, Mr. Duko manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	7	$12,990	-	-
Other Pooled Investment Vehicles*	8	$888	-	-
Other Accounts*	2	$971	-	-

*As of December 31, 2024

In addition to the Fund, Mr. Watford manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	3	$4,619	-	-
Other Pooled Investment Vehicles*	9	$1,611	-	-
Other Accounts*	5	$2,048	-	-

*As of December 31, 2024

Potential Conflicts of Interest. From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold

25

by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Investors should be aware that investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds or to accounts in which a Fund invests. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies, purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the investing account and/or PIMCO but detrimental to the underlying account. Such conflicts of interest could similarly in theory give rise to incentives for PIMCO to, among other things, vote proxies or purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the underlying account and/or PIMCO and that may or may not be detrimental to the investing account. For example, even if there is a fee waiver or reimbursement in place relating to a Fund’s investment in an underlying account, or relating to an investing account’s investment in a Fund, this will not necessarily eliminate all conflicts of interest, as PIMCO could nevertheless have a financial incentive to favor investments in PIMCO-affiliated funds and managers (for example, to increase the assets under management of PIMCO or a fund, product or line of business, or otherwise provide support to, certain funds, products or lines of business), which could also impact the manner in which certain transaction fees are set. Conversely, PIMCO’s duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. To the extent portfolio managers of a Fund or other PIMCO-sponsored account acting as investing account come into possession of MNPI regarding a Fund that is a current or potential underlying account in connection with their official duties (including potentially serving as portfolio manager of one or more such underlying accounts), portfolio managers of the Fund (or other PIMCO-sponsored account) acting as investing account may not base trading decisions for such investing accounts on MNPI relating to any Fund acting as underlying account.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

26

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Cross Trades. A potential conflict of interest may arise in instances where a Fund buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.

Selection of Service Providers. PIMCO, its affiliates and its employees may have relationships with service providers that recommend, or engage in transactions with or for, a Fund, and these relationships may influence PIMCO’s selection of these service providers for a Fund. Additionally, as a result of these relationships, service providers may have conflicts that create incentives for them to promote the Fund over other funds or financial products. In such circumstances, there is a conflict of interest between PIMCO and a Fund if the Funds determine not to engage or continue to engage these service providers.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. In addition, regulatory issues applicable to PIMCO or one or more Funds or other accounts may result in certain Funds not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, including regulatory restrictions; Client account-specific investment objectives, restrictions and other Client instructions, as applicable; risk tolerances; amounts of available cash; the need to rebalance a Client account’s portfolio (e.g., due to investor contributions and redemptions); whether the allocation would result in a Client account receiving a trivial amount or an amount below the established minimum quantity; regulatory requirements; the origin of the investment; the bases for an issuer’s allocation to PIMCO; and other Client account-specific factors. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and

27

specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category. PIMCO seeks to allocate fixed income investments to Client accounts with the general purpose of maintaining consistent concentrations across similar accounts and achieving, as nearly as possible, portfolio characteristic parity among such accounts. Client accounts furthest from achieving portfolio characteristic parity typically receive priority in allocations. With respect to an order to buy or sell an equity security in the secondary market, PIMCO seeks to allocate the order across Client accounts with similar investment guidelines and investment styles fairly and equitably over time, taking into consideration the relevant factors discussed above.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Further, the respective risk tolerances of different types of Clients may change over time as market conditions change. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. PIMCO may also take into account the bases for an issuer’s allocation to PIMCO, for example, by giving priority allocations to Client accounts holding existing positions in the issuer’s debt if the issuer’s allocation to PIMCO is based on such holdings. PIMCO also may determine not to allocate to or purchase or sell for certain Clients all investments for which all Clients may be eligible. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including a Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed

28

to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

29

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO,

30

or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients). Moreover, restrictions imposed by or through third-party automated trading platforms could affect a Client’s ability to transact through, or the quality of execution achieved through, such platforms.

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue

31

legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the Funds) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. Clients (and investors in the Funds) should also be aware that a Fund may experience losses associated with decisions or actions directly or indirectly attributable to PIMCO, and PIMCO may determine whether compensation to the Fund for such losses is appropriate in view of its standard of care. PIMCO will attempt to resolve such matters fairly subject to applicable PIMCO policies and procedures, and applicable laws, but even so, such matters may not be resolved in favor of Clients’ (and Fund investors’) interests and may in fact be resolved in a manner adverse to their interests. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Certain service providers to the Funds are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide certain services to the Funds, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a

32

result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Funds. Fees paid to an unaffiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A.

Wellington Management Company LLP (“Wellington”)

The allocated portion of the Fund’s portfolio managed by Wellington is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Wellington’s allocated portion of the Fund’s portfolio are Mr. Goodman and Mr. Burn.

Compensation

Wellington receives a fee based on the assets under management of the Fund as set forth in the applicable Sub-Advisory Agreement between Wellington and Mercer Investments LLC with respect to the Fund. Wellington pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2024.

Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington’s compensation of the Fund’s managers listed in the applicable Prospectus who are primarily responsible for the day-to-day management of the Funds (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington, is generally a fixed amount determined by the managing partners of Wellington Management Group LLP. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s

33

incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five- year periods, with an emphasis on five-year results. Wellington applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation. Incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington’s business operations. Senior management at Wellington may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Burn and Mr. Goodman are Partners.

Portfolio Manager	Benchmarks
Campe Goodman	JPM EMBI Global Diversified Index (33%), Morningstar LSTA US Leveraged Loan Index (33%), and Bloomberg High Yield Corporate Index (33%)
Robert D. Burn

Ownership of Fund Shares. As of December 31, 2024, Messrs. Goodman and Burn did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers

In addition to the Fund, Messrs. Goodman and Burn manage:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	6	$5,299	-	-
Other Pooled Investment Vehicles*	7	$3,865	-	-
Other Accounts*	1	$147	-	-

*As of December 31, 2024

Potential Conflicts of Interest

Individual investment professionals at Wellington manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Portfolio Managers generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including initial public offerings, for one account and not another account, and the performance of securities

34

purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

A Portfolio Manager or other investment professionals at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. Also, investment professionals at Wellington may make investments in different parts of an issuer’s capital structure such as acquiring a loan of a particular borrower in one account while making an equity investment in that same borrower on behalf of another account. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington receives for managing the Fund. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary account guidelines, the allocation of initial public offerings, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of Wellington’s investment professionals. Although Wellington does not track the time an investment professional spends on a single account, Wellington does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Change in Officer to the Trust

Effective February 27, 2025, Jeff Coleman resigned as Treasurer and Chief Financial Officer of the Trust and left Mercer Investments LLC. Effective March 11, 2025, Barry Vallan has been selected as the Treasurer and Chief Financial Officer of the Trust.

1. Effective as of the date hereof, all references to Jeff Coleman are hereby deleted in their entirety from the SAI and the information related to Barry Vallan in the “Management of the Trust” section on page 32 is replaced with the following:

35

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Barry Vallan (55)	Vice President, Treasurer and Chief Financial Officer	Since 2025*	Mr. Vallan is a Principal and the Head of Fund Administration at Mercer Investments LLC. Prior to joining Mercer in 2020, Mr. Vallan was Vice President of Fund Administration at J.P. Morgan from 2017 to 2020.

* Prior to 2025, Mr. Vallan previously served as Assistant Treasurer of the Trust since 2021.

36